UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10589
                                                     ---------

                          OPPENHEIMER REAL ESTATE FUND
                          ----------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: APRIL 30
                                                 --------

                      Date of reporting period: 04/30/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Simon Property Group, Inc.                                                10.4%
--------------------------------------------------------------------------------
General Growth Properties, Inc.                                            8.6
--------------------------------------------------------------------------------
ProLogis                                                                   5.4
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       4.9
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                    4.7
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                                        4.5
--------------------------------------------------------------------------------
Public Storage, Inc.                                                       4.1
--------------------------------------------------------------------------------
Weingarten Realty Investors                                                4.1
--------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.                                        3.9
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                      3.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on net assets.

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                   99.0%
Cash Equivalents          1.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                        10 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are very pleased with the Fund's return and our ability to produce a greater return than the FTSE NAREIT Equity Index, our primary benchmark. We attribute the Fund's strong relative performance to our overweight positions in the regional mall sector, office, healthcare, community shopping centers and industrial areas.

      By about the middle of the reporting period, we moved to aggressively increase the Fund's weighting in the regional mall sector, believing that many of these companies were undervalued due to the perception that higher energy prices and rising interest rates would curtail consumer spending. In our view, economic growth in the U.S. remained fairly positive, despite concerns over a slowing economy. We believed much of those concerns were overstated and were effectively offset by low unemployment figures, stable interest rates and generally strong consumer spending. Once energy prices retreated during the latter part of 2006, the environment for many of these companies dramatically improved and we found a number of investments that were selling at attractive valuations. We were rewarded by the Fund's overweight exposure to the regional mall sector where a number of holdings there outperformed due to attractive valuations and high sustainable earnings growth rates. Two of the Fund's best performing companies, Simon Property Group, Inc. and General Growth Properties, Inc., benefited from properties that cater to high-end consumers in key U.S. markets.

      In the office sector, we focused on companies in what we considered to be the strongest barrier markets, or, more specifically, those within highly supplied constrained CBD's (Central Business Districts), such as New York, Washington D.C., Boston and Southern California. Demand for space in the CBD markets has remained strong as individuals seek residences near areas with the most job creation. For instance, the Fund scored successes with its holdings in SL Green Realty Corp., an office company whose properties are primarily located in midtown Manhattan and are strategically located within close proximity to major transit hubs, such as Grand Central Station. During the reporting period, rental rates for office properties in midtown Manhattan have continued to rise sharply, primarily due to its ability to offer some of the country's lowest vacancy rates, coupled with limited availability of new office buildings with large blocks of office space. Boston Properties, Inc. was another holding that performed well during the reporting period, a Top 10 holding for the Fund and one with approximately 130 properties, located primarily in the Boston, Manhattan, San Francisco and Washington D.C. areas. Another winner in the office sector was Equity Office Products, which we sold as a result of its takeover by The Blackstone Group, a private equity firm.


                        11 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The health care sector also proved beneficial for the Fund. Most notable gains here stemmed from an emphasis on skilled nursing homes, outpatient centers and assisted living centers, where demand is irrespective of the happenings in the economy. Rather, demand is driven by demographics. The Fund scored successes with its holdings in Ventas, Inc., which owns more than 400 senior housing and healthcare facilities.

      The Fund's overweight position in the community shopping center sector also aided performance, chiefly due to their "defensive-like" characteristics. In many cases, community shopping centers are anchored at one end or the other by large grocery or drug stores, which offer products that individuals need regardless of what's occurring in the overall economy. Because of their size and creditworthiness, these tenants often sign long-term leases which help stabilize prices in the sector as a whole.

      While the industrial sector is a smaller sector within our investment universe, it nonetheless added to the Fund's performance during the reporting period. Here, virtually all of the Fund's exposure was to ProLogis, which also happens to be the largest industrial REIT in our investment universe. The firm boasts an attractive portfolio of industrial warehouse properties within North America and has goals of becoming the "landlord of choice" for multi-national companies that operate throughout the world. Its hallmark has been its ability to successfully develop relationships with the corporate real estate departments of Fortune 500 companies, which, coupled with the land it holds across the globe, puts them in a unique position to benefit from the global trade expansion.

      On the other hand, the Fund's performance was hindered by its holdings in the apartment and hotel sectors. We underweighted both of these areas during the reporting period, but it was not enough to offset the losses incurred. In the apartment sector, our underweight position was based on our belief that valuations had become too rich. We were also concerned over the growing number of U.S. property markets that were allowing conversions of apartments into condominium complexes, a great many of which were bought solely for speculative purposes. We believed that the combination of aggressive speculation and the excess conversion of apartments into condos might create a glut of condo units in certain markets and ultimately put downward pressure on demand for rental units. The most notable declines for this area were from the Fund's holdings in Avalonbay Communities, Inc. and Archstone-Smith Trust.

      Disappointments in the hotel sector stemmed primarily from investors' concerns over what ill effects a slowing U.S. economy might have on hotel stays. Despite continued favorable supply-and-demand fundamentals in the hotel industry overall, investors were concerned that, due to the very short-term stay nature of the industry, any sudden downturn in the economy might adversely affect hotel performance. In this area, the Fund's


                        12 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

largest declines came from Strategic Hotels & Resorts, Inc., which owns what is referred to as "upper-upscale" and luxury properties in urban and resort markets.

      As of the end of the reporting period, we continue to believe the regional mall sector represents one of the best combinations of attractive valuations and strong sustainable earnings growth. We are encouraged by the fact that, especially in the high-end markets, there is very little new development occurring, which we believe creates a franchise value for many of these properties. We also believe that today's retailers are much better capitalized and better positioned to expand their retail strategies across the U.S. versus retailers of five or six years ago.

      We have increased the Fund's exposure to the healthcare sector as well, where we are finding a number of holdings that we believe offer attractive valuations and where the demographics for this country are beginning to support increased demand for health care properties. Increased mergers-and-acquisitions activities in this area--from both public and private firms--has also resulted in a host of compelling investment opportunities. Conversely, we are less optimistic with regard to the apartment and hotel sectors and have decreased our exposure to both of these areas.

      RETURNS ARE CLOSELY LINKED TO THE PERFORMANCE OF THE REAL ESTATE INDUSTRY AND MAY BE HIGHLY VOLATILE. BECAUSE THE FUND ALSO INVESTS IN SMALL COMPANIES, INVESTORS MAY BE SUBJECT TO GREATER RISK OF LOSS. THE FUND IS NON-DIVERSIFIED AND MAY CONCENTRATE HOLDINGS INTO FEWER SECURITIES OR SECTORS, WHICH INCREASES VOLATILITY.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2007. In the case of Class A shares, performance is measured from the inception of the Class A shares on March 4, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from the inception of each class on October 1, 2003. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the FTSE NAREIT Equity Index, an index that approximates the REIT universe. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, the Fund's investments are not limited to the investments in the index.


                        13 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Estate Fund (Class A)
      FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Real Estate        FTSE NAREIT Equity
                  Fund (Class A)                   Index

03/04/2002            $ 9,425                      $10,000
04/30/2002            $ 9,906                      $10,690
07/31/2002            $ 9,877                      $10,513
10/31/2002            $ 9,020                      $ 9,637
01/31/2003            $ 9,265                      $ 9,870
04/30/2003            $10,063                      $10,684
07/31/2003            $11,639                      $12,196
10/31/2003            $12,243                      $12,907
01/31/2004            $13,919                      $14,544
04/30/2004            $12,952                      $13,339
07/31/2004            $14,302                      $14,757
10/31/2004            $16,123                      $16,772
01/31/2005            $16,557                      $16,803
04/30/2005            $17,629                      $17,956
07/31/2005            $20,740                      $20,905
10/31/2005            $19,657                      $19,781
01/31/2006            $22,194                      $22,077
04/30/2006            $22,898                      $22,729
07/31/2006            $24,360                      $24,015
10/31/2006            $27,343                      $26,974
01/31/2007            $30,621                      $30,127
04/30/2007            $29,044                      $28,744

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  19.55%   5-Year  22.54%   Since Inception (3/4/02)  22.98%


                        14 | OPPENHEIMER REAL ESTATE FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Estate Fund (Class B)
      FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Real Estate        FTSE NAREIT Equity
                  Fund (Class B)                   Index

10/01/2003            $10,000                      $10,000
10/31/2003            $ 9,992                      $10,181
01/31/2004            $11,334                      $11,472
04/30/2004            $10,528                      $10,521
07/31/2004            $11,605                      $11,640
10/31/2004            $13,054                      $13,229
01/31/2005            $13,380                      $13,254
04/30/2005            $14,223                      $14,164
07/31/2005            $16,694                      $16,490
10/31/2005            $15,801                      $15,603
01/31/2006            $17,800                      $17,414
04/30/2006            $18,339                      $17,928
07/31/2006            $19,469                      $18,942
10/31/2006            $21,814                      $21,277
01/31/2007            $24,372                      $23,764
04/30/2007            $22,777                      $22,673

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  20.83%   Since Inception (10/1/03)  25.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                        15 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Estate Fund (Class C)
      FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Real Estate        FTSE NAREIT Equity
                  Fund (Class C)                   Index

10/01/2003            $10,000                      $10,000
10/31/2003            $10,008                      $10,181
01/31/2004            $11,355                      $11,472
04/30/2004            $10,543                      $10,521
07/31/2004            $11,617                      $11,640
10/31/2004            $13,073                      $13,229
01/31/2005            $13,395                      $13,254
04/30/2005            $14,241                      $14,164
07/31/2005            $16,723                      $16,490
10/31/2005            $15,815                      $15,603
01/31/2006            $17,826                      $17,414
04/30/2006            $18,365                      $17,928
07/31/2006            $19,496                      $18,942
10/31/2006            $21,844                      $21,277
01/31/2007            $24,406                      $23,764
04/30/2007            $23,109                      $22,673

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  24.83%   Since Inception (10/1/03)  26.36%


                        16 | OPPENHEIMER REAL ESTATE FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Estate Fund (Class N)
      FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Real Estate        FTSE NAREIT Equity
                  Fund (Class N)                   Index

10/01/2003            $10,000                      $10,000
10/31/2003            $ 9,992                      $10,181
01/31/2004            $11,351                      $11,472
04/30/2004            $10,556                      $10,521
07/31/2004            $11,654                      $11,640
10/31/2004            $13,128                      $13,229
01/31/2005            $13,464                      $13,254
04/30/2005            $14,335                      $14,164
07/31/2005            $16,850                      $16,490
10/31/2005            $15,961                      $15,603
01/31/2006            $18,014                      $17,414
04/30/2006            $18,576                      $17,928
07/31/2006            $19,749                      $18,942
10/31/2006            $22,151                      $21,277
01/31/2007            $24,785                      $23,764
04/30/2007            $23,491                      $22,673

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  25.46%   Since Inception (10/1/03)  26.94%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                        17 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Estate Fund (Class Y)
      FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Real Estate        FTSE NAREIT Equity
                  Fund (Class Y)                   Index

10/01/2003            $10,000                      $10,000
10/31/2003            $10,000                      $10,181
01/31/2004            $11,370                      $11,472
04/30/2004            $10,590                      $10,521
07/31/2004            $11,701                      $11,640
10/31/2004            $13,207                      $13,229
01/31/2005            $13,566                      $13,254
04/30/2005            $14,463                      $14,164
07/31/2005            $17,030                      $16,490
10/31/2005            $16,165                      $15,603
01/31/2006            $18,272                      $17,414
04/30/2006            $18,869                      $17,928
07/31/2006            $20,095                      $18,942
10/31/2006            $22,583                      $21,277
01/31/2007            $25,316                      $23,764
04/30/2007            $24,034                      $22,673

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 4/30/07

1-Year  27.37%   Since Inception (10/1/03)  27.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 19 FOR FURTHER INFORMATION.


                        18 | OPPENHEIMER REAL ESTATE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund's investment objectives, risks and other charges and expenses carefully before investing. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM OR BY CALLING US AT 1.800.525.7048.
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 10/1/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/1/03. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                        19 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                        20 | OPPENHEIMER REAL ESTATE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING     ENDING        EXPENSES
                                 ACCOUNT       ACCOUNT       PAID DURING
                                 VALUE         VALUE         6 MONTHS ENDED
                                 (11/1/06)     (4/30/07)     APRIL 30, 2007
----------------------------------------------------------------------------
Class A Actual                   $  1,000.00   $  1,062.30   $   7.49
----------------------------------------------------------------------------
Class A Hypothetical                1,000.00      1,017.55       7.33
----------------------------------------------------------------------------
Class B Actual                      1,000.00      1,057.90      11.54
----------------------------------------------------------------------------
Class B Hypothetical                1,000.00      1,013.64      11.30
----------------------------------------------------------------------------
Class C Actual                      1,000.00      1,057.90      11.54
----------------------------------------------------------------------------
Class C Hypothetical                1,000.00      1,013.64      11.30
----------------------------------------------------------------------------
Class N Actual                      1,000.00      1,060.50       8.98
----------------------------------------------------------------------------
Class N Hypothetical                1,000.00      1,016.12       8.79
----------------------------------------------------------------------------
Class Y Actual                      1,000.00      1,064.30       5.28
----------------------------------------------------------------------------
Class Y Hypothetical                1,000.00      1,019.69       5.17

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.46%
-----------------------------
Class B             2.25
-----------------------------
Class C             2.25
-----------------------------
Class N             1.75
-----------------------------
Class Y             1.03

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                        21 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS  April 30, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.8%
--------------------------------------------------------------------------------
FINANCIALS--98.8%
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--97.3%
AMB Property Corp.                                    225,000   $    13,704,750
--------------------------------------------------------------------------------
Archstone-Smith Trust                                 532,720        27,760,039
--------------------------------------------------------------------------------
Avalonbay
Communities, Inc.                                     193,485        23,655,476
--------------------------------------------------------------------------------
BioMed Realty Trust,
Inc.                                                  321,050         9,217,346
--------------------------------------------------------------------------------
Boston Properties, Inc.                               292,665        34,405,697
--------------------------------------------------------------------------------
BRE Properties, Inc.,
Cl. A                                                 173,600        10,422,944
--------------------------------------------------------------------------------
Camden Property
Trust                                                 161,200        11,227,580
--------------------------------------------------------------------------------
Developers Diversified
Realty Corp.                                          509,400        33,161,940
--------------------------------------------------------------------------------
Digital Realty Trust,
Inc.                                                  439,600        17,781,820
--------------------------------------------------------------------------------
Equity Residential                                    171,682         7,971,195
--------------------------------------------------------------------------------
Essex Property Trust,
Inc.                                                   74,700         9,625,842
--------------------------------------------------------------------------------
Extra Space Storage,
Inc.                                                  514,020         9,617,314
--------------------------------------------------------------------------------
General Growth
Properties, Inc.                                      996,479        63,625,184
--------------------------------------------------------------------------------
Health Care REIT, Inc.                                350,400        15,852,096
--------------------------------------------------------------------------------
Host Hotels & Resorts,
Inc.                                                  813,420        20,856,089
--------------------------------------------------------------------------------
Kimco Realty Corp.                                    498,750        23,974,913
--------------------------------------------------------------------------------
Maguire Properties,
Inc.                                                  281,700        10,149,651
--------------------------------------------------------------------------------
Medical Properties
Trust, Inc.                                           400,400         5,701,696
--------------------------------------------------------------------------------
Nationwide Health
Properties, Inc.                                      665,960        21,350,678
--------------------------------------------------------------------------------
NorthStar Realty
Finance Corp.                                          97,940         1,449,512
--------------------------------------------------------------------------------
Pennsylvania Real
Estate Investment
Trust                                                 386,900        17,975,374

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
ProLogis                                              611,116   $    39,600,317
--------------------------------------------------------------------------------
Public Storage, Inc.                                  327,373        30,550,448
--------------------------------------------------------------------------------
Quadra Realty Trust,
Inc. 1,2                                              218,300         3,049,651
--------------------------------------------------------------------------------
Regency Centers Corp.                                 206,425        17,009,420
--------------------------------------------------------------------------------
Simon Property
Group, Inc.                                           662,523        76,375,651
--------------------------------------------------------------------------------
SL Green Realty Corp.                                 192,003        27,053,223
--------------------------------------------------------------------------------
Strategic Hotels &
Resorts, Inc.                                         315,975         6,840,859
--------------------------------------------------------------------------------
Sunstone Hotel
Investors, Inc.                                        62,900         1,793,908
--------------------------------------------------------------------------------
Tanger Factory Outlet
Centers, Inc.                                         708,839        28,736,333
--------------------------------------------------------------------------------
Taubman Centers, Inc.                                 168,400         9,438,820
--------------------------------------------------------------------------------
Ventas, Inc.                                          472,790        19,932,826
--------------------------------------------------------------------------------
Vornado Realty Trust                                  302,072        35,834,801
--------------------------------------------------------------------------------
Weingarten Realty
Investors                                             637,880        30,528,937
                                                                ----------------
                                                                    716,232,330

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.5%
Brookfield Properties
Corp.                                                 273,700        11,240,860
                                                                ----------------
Total Common Stocks
(Cost $614,440,814)                                                 727,473,190

--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--1.0%

Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.21% 3,4
(Cost $7,079,800)                                   7,079,800         7,079,800
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $621,520,614)                                      99.8%      734,552,990
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                        0.2         1,664,555
                                                    ----------------------------
NET ASSETS                                              100.0%  $   736,217,545
                                                    ============================


                        22 | OPPENHEIMER REAL ESTATE FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,049,651 or 0.41% of the Fund's net assets as of April 30, 2007.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                   SHARES
                                                     APRIL 30,         GROSS          GROSS   APRIL 30,
                                                          2006     ADDITIONS     REDUCTIONS        2007
--------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund,
Cl. E, 5.21%                                                --   319,645,393    312,565,593   7,079,800

                                                                                      VALUE    DIVIDEND
                                                                                 SEE NOTE 1      INCOME
--------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund,
Cl. E, 5.21%                                                                     $7,079,800    $506,005

4. Rate shown is the 7-day yield as of April 30, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        23 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $614,440,814)                                 $  727,473,190
Affiliated companies (cost $7,079,800)                                          7,079,800
                                                                           ---------------
                                                                              734,552,990
------------------------------------------------------------------------------------------
Cash                                                                               49,272
------------------------------------------------------------------------------------------

Receivables and other assets:
Investments sold                                                               13,531,023
Shares of beneficial interest sold                                              2,467,602
Interest and dividends                                                            544,837
Other                                                                              14,017
                                                                           ---------------
Total assets                                                                  751,159,741

------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          12,182,336
Shares of beneficial interest redeemed                                          2,404,371
Distribution and service plan fees                                                100,666
Transfer and shareholder servicing agent fees                                      93,421
Shareholder communications                                                         79,072
Trustees' compensation                                                             41,176
Other                                                                              41,154
                                                                           ---------------
Total liabilities                                                              14,942,196

------------------------------------------------------------------------------------------
NET ASSETS                                                                 $  736,217,545
                                                                           ===============

------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                 $       29,164
------------------------------------------------------------------------------------------
Additional paid-in capital                                                    595,478,196
------------------------------------------------------------------------------------------
Accumulated net investment loss                                                (2,039,787)
------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                   29,717,596
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                    113,032,376
                                                                           ---------------
NET ASSETS                                                                 $  736,217,545
                                                                           ===============


                        24 | OPPENHEIMER REAL ESTATE FUND

------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $345,366,290 and 13,683,448 shares of beneficial interest outstanding)          $25.24
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                        $26.78
------------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $49,001,018 and 1,951,622 shares of beneficial interest outstanding)            $25.11
------------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $69,545,517 and 2,768,967 shares of beneficial interest outstanding)            $25.12
------------------------------------------------------------------------------------------

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $22,228,740 and 880,777 shares of beneficial interest outstanding)              $25.24
------------------------------------------------------------------------------------------

Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $250,075,980 and 9,879,481 shares
of beneficial interest outstanding)                                                $25.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        25 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $13,007)    $  13,091,532
Affiliated companies                                                          506,005
--------------------------------------------------------------------------------------
Interest                                                                      308,392
--------------------------------------------------------------------------------------
Other income                                                                    6,485
                                                                        --------------
Total investment income                                                    13,912,414

--------------------------------------------------------------------------------------
EXPENSES

Management fees                                                             5,550,752
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       602,236
Class B                                                                       398,648
Class C                                                                       533,914
Class N                                                                        77,963
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       499,910
Class B                                                                       129,053
Class C                                                                       149,590
Class N                                                                        51,065
Class Y                                                                        24,745
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                        87,238
Class B                                                                        27,724
Class C                                                                        27,085
Class N                                                                         3,793
Class Y                                                                            80
--------------------------------------------------------------------------------------
Trustees' compensation                                                         41,445
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     2,707
--------------------------------------------------------------------------------------
Other                                                                          54,974
                                                                        --------------
Total expenses                                                              8,262,922
Less reduction to custodian expenses                                           (1,398)
Less waivers and reimbursements of expenses                                  (145,251)
                                                                        --------------
Net expenses                                                                8,116,273

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       5,796,141

--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------------
Net realized gain on investments                                           57,087,851
--------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                       56,390,090

--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 119,274,082
                                                                        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        26 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                   2007             2006
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   5,796,141    $   2,354,911
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                57,087,851       11,107,762
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            56,390,090       40,850,266
                                                                              -------------------------------
Net increase in net assets resulting from operations                            119,274,082       54,312,939

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (3,750,924)      (2,035,318)
Class B                                                                            (387,957)        (257,025)
Class C                                                                            (532,934)        (266,626)
Class N                                                                            (191,260)         (99,349)
Class Y                                                                          (3,269,971)      (1,052,921)
                                                                              -------------------------------
                                                                                 (8,133,046)      (3,711,239)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                         (12,402,785)      (3,633,305)
Class B                                                                          (1,873,124)        (679,545)
Class C                                                                          (2,572,021)        (697,680)
Class N                                                                            (733,888)        (201,212)
Class Y                                                                          (9,163,459)      (1,741,308)
                                                                              -------------------------------
                                                                                (26,745,277)      (6,953,050)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                         131,075,051       84,292,507
Class B                                                                          14,010,752       10,061,955
Class C                                                                          25,489,867       17,869,529
Class N                                                                           9,602,485        5,010,719
Class Y                                                                         106,205,858       79,177,661
                                                                              -------------------------------
                                                                                286,384,013      196,412,371

-------------------------------------------------------------------------------------------------------------
NET ASSETS

Total increase                                                                  370,779,772      240,061,021
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                             365,437,773      125,376,752
                                                                              -------------------------------

End of period (including accumulated net investment loss
of $2,039,787 and $1,463,179, respectively)                                   $ 736,217,545    $ 365,437,773
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        27 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED APRIL 30,                       2007          2006        2005        2004      2003
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   21.14     $   17.07    $  12.97    $  10.34   $ 10.51
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .24 1         .22 1       .29 1       .26       .31
Net realized and unrealized gain (loss)                5.35          4.77        4.35        2.72      (.16)
                                                  -----------------------------------------------------------
Total from investment operations                       5.59          4.99        4.64        2.98       .15
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.36)         (.35)       (.36)       (.29)     (.18)
Distributions from net realized gain                  (1.13)         (.57)       (.18)       (.06)     (.14)
                                                  -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.49)         (.92)       (.54)       (.35)     (.32)
-------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   25.24     $   21.14    $  17.07    $  12.97   $ 10.34
                                                  ============================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    26.85%        29.89%      36.11%      28.72%     1.58%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 345,366     $ 175,792    $ 68,879    $ 17,078   $ 6,418
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 262,154     $ 118,780    $ 39,933    $ 10,345   $ 6,065
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  1.00%         1.13%       1.81%       3.37%     3.10%
Total expenses                                         1.47% 4       1.53%       1.53%       1.57%     2.34%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                  1.47%         1.50%       1.50%       1.44%     2.09%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 131%           77%         92%        117%      300%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007    1.47%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        28 | OPPENHEIMER REAL ESTATE FUND

CLASS B     YEAR ENDED APRIL 30,                      2007         2006        2005     2004 1
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  21.10     $  17.05    $  12.94    $ 12.59
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .07 2        .09 2       .18 2      .26
Net realized and unrealized gain                      5.31         4.75        4.33        .42
                                                  ----------------------------------------------
Total from investment operations                      5.38         4.84        4.51        .68
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.24)        (.22)       (.22)      (.27)
Distributions from net realized gain                 (1.13)        (.57)       (.18)      (.06)
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.37)        (.79)       (.40)      (.33)
------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  25.11     $  21.10    $  17.05    $ 12.94
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   25.83%       28.94%      35.10%      5.28%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 49,001     $ 28,904    $ 14,423    $ 3,181
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 39,979     $ 22,319    $  8,842    $ 1,462
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 0.31%        0.47%       1.11%      2.15%
Total expenses                                        2.41% 5      2.54%       2.66%      2.78%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                 2.25%        2.25%       2.25%      2.25%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                131%          77%         92%       117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007    2.41%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        29 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED APRIL 30,                      2007         2006        2005     2004 1
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  21.11     $  17.06    $  12.96    $ 12.59
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .06 2        .07 2       .17 2      .26
Net realized and unrealized gain                      5.32         4.78        4.34        .44
                                                  ----------------------------------------------
Total from investment operations                      5.38         4.85        4.51        .70
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.24)        (.23)       (.23)      (.27)
Distributions from net realized gain                 (1.13)        (.57)       (.18)      (.06)
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.37)        (.80)       (.41)      (.33)
------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  25.12     $  21.11    $  17.06    $ 12.96
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   25.83%       28.96%      35.07%      5.43%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 69,546     $ 36,119    $ 13,784    $ 2,317
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 53,482     $ 23,521    $  7,167    $   929
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 0.26%        0.35%       1.05%      2.12%
Total expenses                                        2.34% 5      2.47%       2.57%      2.78%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                 2.25%        2.25%       2.25%      2.25%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                131%          77%         92%       117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007    2.34%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        30 | OPPENHEIMER REAL ESTATE FUND

CLASS N     YEAR ENDED APRIL 30,                      2007         2006        2005     2004 1
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  21.16     $  17.08    $  12.97    $ 12.59
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .16 2        .17 2       .24 2      .29
Net realized and unrealized gain                      5.36         4.78        4.36        .42
                                                  ----------------------------------------------
Total from investment operations                      5.52         4.95        4.60        .71
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.31)        (.30)       (.31)      (.27)
Distributions from net realized gain                 (1.13)        (.57)       (.18)      (.06)
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.44)        (.87)       (.49)      (.33)
------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  25.24     $  21.16    $  17.08    $ 12.97
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   26.46%       29.59%      35.80%      5.56%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 22,229     $ 10,438    $  4,098    $   268
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 15,624     $  6,912    $  1,581    $    97
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 0.64%        0.84%       1.51%      2.30%
Total expenses                                        1.87% 5      1.99%       2.11%      2.10%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses                                 1.75%        1.75%       1.75%      1.75%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                131%          77%         92%       117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007    1.87%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        31 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED APRIL 30,                       2007              2006         2005       2004 1
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   21.18         $   17.08     $  12.98     $  12.59
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .37 2             .26 2        .35 2        .25
Net realized and unrealized gain                       5.32              4.82         4.34          .51
                                                  ----------------------------------------------------------
Total from investment operations                       5.69              5.08         4.69          .76
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.43)             (.41)        (.41)        (.31)
Distributions from net realized gain                  (1.13)             (.57)        (.18)        (.06)
                                                  ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.56)             (.98)        (.59)        (.37)
------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   25.31         $   21.18     $  17.08     $  12.98
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    27.37%            30.47%       36.57%        5.90%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 250,076         $ 114,185     $ 24,193     $ 16,278
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 184,853         $  58,522     $ 20,274     $ 16,633
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  1.52%             1.32%        2.27%        3.12%
Total expenses                                         1.03% 5,6,7       1.07% 6      1.14% 6      1.23% 6,8
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 131%               77%          92%         117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007    1.03%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

8. Voluntary waiver and reimbursement of expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        32 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company. The Fund's investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the Sub-Advisor), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing


                        33 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market


                        34 | OPPENHEIMER REAL ESTATE FUND
fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN    CARRYFORWARD 1,2         TAX PURPOSES
     -----------------------------------------------------------------------
       $ 18,802,731    $ 11,712,015                $ --        $ 110,893,431

1. During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended April 30, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

      In addition, distributions paid by the Fund's investments in real estate investment trusts (REITS) often include a "return of capital" which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash


                        35 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for April 30, 2007. Net assets of the Fund were unaffected by the reclassifications.

                              REDUCTION TO          REDUCTION TO
                               ACCUMULATED       ACCUMULATED NET
       INCREASE TO          NET INVESTMENT         REALIZED GAIN
       PAID-IN CAPITAL                LOSS      ON INVESTMENTS 3
       ---------------------------------------------------------
       $ 5,008,158             $ 1,760,297           $ 6,768,455

3. $5,008,158, including $1,922,206 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2007 and April 30, 2006 was as follows:

                                          YEAR ENDED           YEAR ENDED
                                      APRIL 30, 2007       APRIL 30, 2006
       ------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                  $ 24,281,692         $  8,251,773
       Long-term capital gain             10,596,631            2,412,516
                                        ---------------------------------
       Total                            $ 34,878,323         $ 10,664,289
                                        =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2007 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

       Federal tax cost of securities       $ 623,659,559
                                            =============
       Gross unrealized appreciation        $ 114,830,807
       Gross unrealized depreciation           (3,937,376)
                                            -------------
       Net unrealized appreciation          $ 110,893,431
                                            =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2007, the Fund's projected benefit obligations were increased by $30,822 and payments of $6,055 were made to retired trustees, resulting in an accumulated liability of $30,769 as of April 30, 2007.


                        36 | OPPENHEIMER REAL ESTATE FUND

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust ("REIT") may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's


                        37 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED APRIL 30, 2007      YEAR ENDED APRIL 30, 2006
                                     SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                              8,130,764    $ 198,430,021     5,770,206    $ 113,536,645
Dividends and/or
distributions reinvested            640,918       15,352,043       280,868        5,359,770
Redeemed                         (3,402,138)     (82,707,013)   (1,771,592)     (34,603,908)
                                 -----------------------------------------------------------
Net increase                      5,369,544    $ 131,075,051     4,279,482    $  84,292,507
                                 ===========================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                              1,175,506    $  28,793,472       841,290    $  16,276,659
Dividends and/or
distributions reinvested             89,180        2,135,093        45,787          875,236
Redeemed                           (683,120)     (16,917,813)     (362,877)      (7,089,940)
                                 -----------------------------------------------------------
Net increase                        581,566    $  14,010,752       524,200    $  10,061,955
                                 ===========================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                              1,477,922    $  35,728,480     1,155,071    $  22,846,306
Dividends and/or
distributions reinvested            120,219        2,879,414        46,154          882,677
Redeemed                           (540,529)     (13,118,027)     (297,762)      (5,859,454)
                                 -----------------------------------------------------------
Net increase                      1,057,612    $  25,489,867       903,463    $  17,869,529
                                 ===========================================================

--------------------------------------------------------------------------------------------
CLASS N
Sold                                575,041    $  14,244,366       379,975    $   7,510,623
Dividends and/or
distributions reinvested             36,839          884,247        14,869          284,333
Redeemed                           (224,430)      (5,526,128)     (141,425)      (2,784,237)
                                 -----------------------------------------------------------
Net increase                        387,450    $   9,602,485       253,419    $   5,010,719
                                 ===========================================================


                        38 | OPPENHEIMER REAL ESTATE FUND

                                   YEAR ENDED APRIL 30, 2007      YEAR ENDED APRIL 30, 2006
                                     SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS Y
Sold                              5,664,002    $ 137,270,267     4,044,256     $ 80,843,220
Dividends and/or
distributions reinvested            519,264       12,433,306       146,428        2,794,151
Redeemed                         (1,694,667)     (43,497,715)     (216,047)      (4,459,710)
                                 -----------------------------------------------------------
Net increase                      4,488,599    $ 106,205,858     3,974,637     $ 79,177,661
                                 ===========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2007, were as follows:

                                             PURCHASES            SALES
         --------------------------------------------------------------
         Investment securities           $ 967,155,734    $ 707,031,054

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate of 1.00% of average daily net assets of the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2007, the Fund paid $809,644 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Cornerstone Real Estate Advisers LLC (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Advisor a fee equal to 40% of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-Advisor's concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Advisor's fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in it sole discretion. For the year ended April 30, 2007, the Manager paid $1,967,118 to the Sub-Advisor for services to the Fund.


                        39 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at March 31, 2007 for Class B, Class C and Class N shares were $625,776, $416,778 and $150,854, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                             CLASS A          CLASS B          CLASS C           CLASS N
                           CLASS A        CONTINGENT       CONTINGENT       CONTINGENT        CONTINGENT
                         FRONT-END          DEFERRED         DEFERRED         DEFERRED          DEFERRED
                     SALES CHARGES     SALES CHARGES    SALES CHARGES    SALES CHARGES     SALES CHARGES
                       RETAINED BY       RETAINED BY      RETAINED BY      RETAINED BY       RETAINED BY
YEAR ENDED             DISTRIBUTOR       DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR       DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
April 30, 2007           $ 582,640           $ 9,199        $ 135,874         $ 12,788             $ 907


                        40 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that "total expenses" for Class A, Class B, Class C, Class N and Class Y shares, respectively, do not exceed 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, respectively, of average daily net assets. During the year ended April 30, 2007, the Manager reimbursed the Fund $5,158, $60,876, $50,453 and $16,440 for Class A, Class B, Class C and Class N shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2007, OFS waived $1,099 and $1,649 for Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended April 30, 2007, the Manager waived $9,576 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of April 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                        41 | OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER REAL ESTATE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended April 30, 2003 to April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
June 14, 2007


                        42 | OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.4477 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 20, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended April 30, 2007 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $461,021 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2007, $136,013 or 1.67% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $35,642,920 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        43 | OPPENHEIMER REAL ESTATE FUND

REPORT OF SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On April 5, 2007, a shareholder meeting of the Oppenheimer Real Estate Fund was held at which the eleven Trustees identified below were elected as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
PROPOSAL 1:

NOMINEE                                           FOR    WITHHELD         TOTAL
--------------------------------------------------------------------------------
TRUSTEES
Matthew P. Fink                            19,959,322     100,021    20,059,343
Robert G. Galli                            19,956,817     102,527    20,059,344
Phillip A. Griffiths                       19,958,029     101,314    20,059,343
Mary F. Miller                             19,959,911      99,432    20,059,343
Joel W. Motley                             19,958,335     101,009    20,059,344
John V. Murphy                             19,963,036      96,307    20,059,343
Kenneth A. Randall                         19,950,962     108,382    20,059,344
Russell S. Reynolds, Jr.                   19,952,137     107,206    20,059,343
Joseph M. Wikler                           19,968,435      90,908    20,059,343
Peter I. Wold                              19,965,529      93,815    20,059,344
Brian F. Wruble                            19,961,243      98,100    20,059,343

PROPOSAL 2:

Change Fund's status from diversified company to non-diversified company.

                                 FOR      AGAINST      ABSTAINED          TOTAL
--------------------------------------------------------------------------------
                          13,253,097      393,112      1,371,828     15,018,037


                        44 | OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        45 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Cornerstone Real Estate Advisers LLC (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.

      NATURE AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund by the Manager, the Sub-Adviser and their affiliates and information regarding the personnel that provide such services. The Manager's and Sub-Adviser's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States and that the Sub-Adviser has had over ten years as an investment adviser with respect to real estate assets and securities. The Board evaluated the Manager's and Sub-Adviser's administrative, accounting, legal and


                        46 | OPPENHEIMER REAL ESTATE FUND
compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Adviser's personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board considered the experience of Scott Westphal and the Sub-Adviser's investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Manager provided information on the investment performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load real estate funds advised by other investment advisers. The Board noted that the Fund's one-year, three-year and since inception performance were above its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other real estate funds with comparable asset levels and distribution features. The Manager has agreed to voluntarily waive its management fees and/or reimburse expenses such that total annual operating expenses for Class A, Class B, Class C, Class N and Class Y shares, do not exceed 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, respectively, of average daily net assets. The Board noted that the Fund's contractual management fees, actual management fees, and actual total expenses are higher than its peer group median. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.


                        47 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

      BENEFITS TO THE MANAGER AND SUB-ADVISER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager and the Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager and the Sub-Adviser, the Board considered information regarding the direct and indirect benefits the Manager and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and Sub-Adviser and their affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                        48 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
THE FUND, LENGTH OF SERVICE,   OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
AGE                            PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS
TRUSTEES                       6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                               80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                               TERM, OR UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,               General Partner of Odyssey Partners, L.P. (hedge
Chairman of the Board of       fund) (since September 1995); Director of Special
Trustees (since 2007),         Value Opportunities Fund, LLC (registered
Trustee (since 2005)           investment company) (since September 2004);
Age: 64                        Investment Advisory Board Member of Zurich
                               Financial Services (insurance) (since October
                               2004); Board of Governing Trustees of The Jackson
                               Laboratory (non-profit) (since August 1990);
                               Trustee of the Institute for Advanced Study
                               (non-profit educational institute) (since May
                               1992); Special Limited Partner of Odyssey
                               Investment Partners, LLC (private equity investment) (January 1999-September 2004) and
                               Managing Principal (1997-December 1998); Trustee of Research Foundation of AIMR (2000-2002)
                               (investment research, non-profit); Governor,
                               Jerome Levy Economics Institute of Bard College
                               (August 1990-September 2001) (economics
                               research); Director of Ray & Berendtson, Inc.
                               (May 2000-April 2002) (executive search firm).
                               Oversees 62 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development
Trustee (since 2005)           (policy research foundation) (since 2005);
Age: 66                        Director of ICI Education Foundation (education
                               foundation) (since October 1991); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 52 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A director or trustee of other Oppenheimer funds.
Trustee (since 2005)           Oversees 62 portfolios in the OppenheimerFunds
Age: 73                        complex.

PHILLIP A. GRIFFITHS,          Distinguished Presidential Fellow for
Trustee (since 2005)           International Affairs (since 2002) and Member
Age: 68                        (since 1979) of the National Academy of Sciences;
                               Council on Foreign Relations (since 2002);
                               Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001);
                               Chair of Science Initiative Group (since 1999);
                               Member of the American Philosophical Society
                               (since 1996); Trustee of Woodward Academy (since
                               1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers
                               Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of the American Symphony Orchestra
Trustee (since 2005)           (not-for-profit) (since October 1998); and Senior
Age: 64                        Vice President and General Auditor of American
                               Express Company (financial services company)
                               (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Managing Director of Public Capital Advisors, LLC
Trustee (since 2005)           (privately-held financial adviser) (since 2006);
Age: 55                        Director of Columbia Equity Financial Corp.
                               (privately-held financial adviser) (since 2002);
                               Managing Director of Carmona Motley, Inc.
                               (privately-held financial adviser) (since January
                               2002); Managing Director of Carmona Motley
                               Hoffman Inc. (privately-held financial adviser)
                               (January 1998-December 2001); Member of the
                               Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment
                               Committee of the Episcopal Church of America,
                               Member of the Investment Committee and Board of Human Rights


                        49 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOEL W. MOTLEY,                Watch and the Investment Committee of Historic
Continued                      Hudson Valley. Oversees 52 portfolios in the
                               OppenheimerFunds complex.

KENNETH A. RANDALL,            Director of Dominion Resources, Inc. (electric
Trustee (since 2005)           utility holding company) (February 1972-October
Age: 80                        2005); Former Director of Prime Retail, Inc.
                               (real estate investment trust), Dominion Energy
                               Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American
                               Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company; Former
                               President and Chief Executive Officer of The
                               Conference Board, Inc. (international economic and business research). Oversees 52 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,      Chairman of The Directorship Search Group, Inc.
Trustee (since 2005)           (corporate governance consulting and executive
Age: 75                        recruiting) (since 1993); Life Trustee of
                               International House (non-profit educational organization); Former Trustee of the Historical
                               Society of the Town of Greenwich; Former Director of Greenwich Hospital Association; Founder,
                               Chairman and Chief Executive Officer of Russell
                               Reynolds Associates, Inc. (1969-1993); Banker at
                               J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic
                               Air Command, U.S. Air Force (1954-1958). Oversees
                               52 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,              Director of the following medical device
Trustee (since 2002)           companies: Medintec (since 1992) and Cathco
Age: 66                        (since 1996); Director of Lakes Environmental
                               Association (since 1996); Member of the
                               Investment Committee of the Associated Jewish
                               Charities of Baltimore (since 1994); Director of
                               Fortis/Hartford mutual funds (1994-December
                               2001). Oversees 52 portfolios in the
                               OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Oil Properties, Inc. (oil and
Trustee (since 2002)           gas exploration and production company) (since
Age: 59                        1994); Vice President, Secretary and Treasurer of
                               Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Vice President of
                               American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of
                               Hole-in-the-Wall Ranch (cattle ranching) (since
                               1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                               (1993-1999); and Director of PacifiCorp.
                               (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                    CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
                               NEW YORK 10281-1008. MR. MURPHY SERVES AS A
                               TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS
                               AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                               MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                               POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                               AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of
Trustee, President and         the Manager (since June 2001); President of the
Principal Executive Officer    Manager (September 2000-March 2007); President
(since 2002)                   and a director or trustee of other Oppenheimer
Age: 57                        funds; President and Director of Oppenheimer
                               Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership
                               Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                               OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and
                               Director of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                               2001); President and Director of OppenheimerFunds
                               Legacy Program (charitable trust program established by the Manager) (since July 2001);
                               Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                               Asset Management, Inc., Centennial Asset
                               Management Corporation, Trinity Investment
                               Management Corporation and Tremont Capital
                               Management, Inc. (since November


                        50 | OPPENHEIMER REAL ESTATE FUND

JOHN V. MURPHY,                2001), HarbourView Asset Management Corporation
Continued                      and OFI Private Investments, Inc. (since July
                               2001); President (since November 1, 2001) and
                               Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997);
                               Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC)
                               (since June 1995); Member of the Investment
                               Company Institute's Board of Governors (since
                               October 3, 2003); Chief Operating Officer of the
                               Manager (September 2000-June 2001); President and
                               Trustee of MML Series Investment Fund and
                               MassMutual Select Funds (open-end investment companies) (November 1999-November 2001);
                               Director of C.M. Life Insurance Company
                               (September 1999-August 2000); President, Chief
                               Executive Officer and Director of MML Bay State
                               Life Insurance Company (September 1999-August
                               2000); Director of Emerald Isle Bancorp and
                               Hibernia Savings Bank (wholly-owned subsidiary of
                               Emerald Isle Bancorp) (June 1989-June 1998).
                               Oversees 99 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW
OF THE FUND                    ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
                               MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225
                               LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                               FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                               AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                               COLORADO 80112-3924. EACH OFFICER SERVES FOR AN
                               INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance
Vice President and Chief       Officer of the Manager (since March 2004); Vice
Compliance Officer             President of OppenheimerFunds Distributor, Inc.,
(since 2004)                   Centennial Asset Management Corporation and
Age: 56                        Shareholder Services, Inc. (since June 1983).
                               Former Vice President and Director of Internal
                               Audit of the Manager (1997-February 2004). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the
Treasurer and Principal        Manager (since March 1999); Treasurer of the
Financial & Accounting         following: HarbourView Asset Management
Officer (since 2002)           Corporation, Shareholder Financial Services,
Age: 47                        Inc., Shareholder Services, Inc., Oppenheimer
                               Real Asset Management, Inc. and Oppenheimer
                               Partnership Holdings, Inc. (since March 1999),
                               OFI Private Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. (since May
                               2000), OppenheimerFunds plc (since May 2000), OFI
                               Institutional Asset Management, Inc. (since
                               November 2000), and OppenheimerFunds Legacy
                               Program (charitable trust program established by the Manager) (since June 2003); Treasurer and
                               Chief Financial Officer of OFI Trust Company
                               (trust company subsidiary of the Manager) (since
                               May 2000); Assistant Treasurer of the following:
                               OAC (since March 1999), Centennial Asset
                               Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                               2000-June 2003); Principal and Chief Operating
                               Officer of Bankers Trust Company-Mutual Fund
                               Services Division (March 1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February
Assistant Treasurer            2007); Assistant Vice President of the Manager
(since 2004)                   (August 2002-February 2007); Manager/Financial
Age: 36                        Product Accounting of the Manager (November
                               1998-July 2002). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since
Assistant Treasurer            July 2004); Director of Financial Reporting and
(since 2005)                   Compliance of First Data Corporation (April
Age: 37                        2003-July 2004); Manager of Compliance of Berger
                               Financial Group LLC (May 2001-March 2003);
                               Director of Mutual Fund Operations at American
                               Data Services, Inc. (September 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.


                        51 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                Executive Vice President (since January 2004) and
Secretary (since 2002)         General Counsel (since March 2002) of the
Age: 58                        Manager; General Counsel and Director of the
                               Distributor (since December 2001); General
                               Counsel of Centennial Asset Management
                               Corporation (since December 2001); Senior Vice
                               President and General Counsel of Harbour-View
                               Asset Management Corporation (since December
                               2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since
                               September 1997) and Director (since November
                               2001) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                               December 2002); Director of Oppenheimer Real
                               Asset Management, Inc. (since November 2001);
                               Senior Vice President, General Counsel and
                               Director of Shareholder Financial Services, Inc.
                               and Shareholder Services, Inc. (since December
                               2001); Senior Vice President, General Counsel and
                               Director of OFI Private Investments, Inc. and OFI
                               Trust Company (since November 2001); Vice
                               President of OppenheimerFunds Legacy Program
                               (since June 2003); Senior Vice President and
                               General Counsel of OFI Institutional Asset
                               Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                               December 2003); Senior Vice President (May
                               1985-December 2003), Acting General Counsel
                               (November 2001-February 2002) and Associate
                               General Counsel (May 1981-October 2001) of the
                               Manager; Assistant Secretary of the following:
                               Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc.
                               (November 1989-November 2001), and
                               OppenheimerFunds International Ltd. (September
                               1997-November 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the
Assistant Secretary            Manager (since May 2004); First Vice President
(since 2004)                   (April 2001-April 2004), Associate General
Age: 39                        Counsel (December 2000-April 2004), Corporate
                               Vice President (May 1999-April 2001) and
                               Assistant General Counsel (May 1999-December
                               2000) of UBS Financial Services Inc. (formerly,
                               PaineWebber Incorporated). An officer of 99 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior
Assistant Secretary            Counsel and Assistant Secretary (since October
(since 2002)                   2003) of the Manager; Vice President (since 1999)
Age: 41                        and Assistant Secretary (since October 2003) of
                               the Distributor; Assistant Secretary of
                               Centennial Asset Management Corporation (since
                               October 2003); Vice President and Assistant
                               Secretary of Shareholder Services, Inc. (since
                               1999); Assistant Secretary of OppenheimerFunds
                               Legacy Program and Shareholder Financial
                               Services, Inc. (since December 2001); Assistant
                               Counsel of the Manager (August 1994-October
                               2003). An officer of 99 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel
Assistant Secretary            of the Manager (since September 2004); First Vice
(since 2004)                   President (2001-September 2004); Director
Age: 43                        (2000-September 2004) and Vice President
                               (1998-2000) of Merrill Lynch Investment
                               Management. An officer of 99 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                        52 | OPPENHEIMER REAL ESTATE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $27,500 in fiscal 2007 and $20,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $225,954 for fiscal 2007 and $156,805 for fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $6,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $225,954 in fiscal 2007 and $163,341 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

    o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b)    Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/12/2007